UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2009

Cardo Medical, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-21419	23-2753988
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9701 Wilshire Blvd., Suite 1100
Beverly Hills, California    90212
(Address of principal executive offices including zip code)

(310) 274-2036
(Registrant's telephone number, including area code)

            N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

The information called for by this item is contained in Item 3.02 below, which is incorporated herein by reference.

Item 3.02.    Unregistered Sales of Equity Securities.

As previously reported, on October 27, 2009, Cardo Medical, Inc., (the "Company") sold 9,949,276 shares of common stock, par value $0.001 per share of the Company ("Common Stock"), to 45 investors at a purchase price of $0.35 per share for aggregate gross proceeds of $3,482,250.20 as part of a private placement for maximum gross proceeds of $6,500,000.

On November 13, 2009, the Company sold 7,808,561 shares of Common Stock to 29 additional investors at a purchase price of $0.35 per share for aggregate gross proceeds of $2,732,999.90 in the second tranche of the private placement. The November 13, 2009 closing completes the private placement.

The Company is relying on the exemption provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), for the issuance of securities in the Company, which exception the Company believes is available because the securities were not offered pursuant to a general solicitation and the status of the investors as "accredited investors" as defined in Regulation D of the Securities Act.

In connection with the purchase of shares of common stock in the private placement offering, the Company entered into Registration Rights Agreements, dated October 27, 2009 and November 13, 2009, with the investors of the private placement offering (the "Registration Rights Agreements"). Pursuant to the Registration Rights Agreements, the investors will be entitled to registration rights for the shares of common stock purchased in the private placement offering. The Company will prepare and file a registration statement on Form S-1 covering the resale of all of the shares of common stock purchased in the private placement offering or a lesser amount pursuant to Rule 415 under the Securities Act and the rules and regulations thereunder, or any similar successor rule providing for offering securities on a continuous or delayed basis. The Company will use commercially reasonable efforts to have the registration statement on Form S-1 declared effective by the Securities and Exchange Commission ("SEC") as soon as practicable, but in no event later than the one hundred twenty (120) calendar days after the final closing date or one hundred fifty (150) calendar days if the SEC reviews the registration statement. If all of the shares of common stock purchased in the private placement offering are not covered under the initial registration statement, the Company will prepare and file with the SEC an additional registration statement on Form S-1 covering the resale of the additional shares. A copy of the form of registration rights agreements was previously filed on the Company's Current Report on Form 8-K that was filed on October 29, 2009.

The description of the form of Registration Rights Agreements is not complete and is qualified in its entirety by the terms and conditions of the form of Registration Rights Agreements, a copy of which was previously filed as an exhibit to the Company's Current Report on Form 8-K that was filed on October 29, 2009 and is incorporated herein by reference.

On November 13, 2009, the Company issued warrants to purchase 575,613 shares of common stock to Ladenburg Thalmann & Co. Inc., its placement agent in connection with the private placement. The warrants are exercisable immediately at an exercise price of $0.44 per share and expire on November 13, 2014. The placement agent is entitled to registration rights for the shares of common stock underlying the warrants on the same terms as the investors of the private placement offering.

The securities sold have not been registered under the Securities Act of 1933 and these securities may not be offered or sold in the United States by the purchasers absent registration under the Securities Act of 1933 or an applicable exemption from registration requirements. This report shall not constitute an offer to sell or the solicitation of an offer to buy any of our securities.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1

Form of Registration Rights Agreement by and among Cardo Medical, Inc. and the purchasers signatory thereto (filed as Exhibit 10.1 to the Company's Form 8-K filed on October 29, 2009 and incorporated herein by reference).

99.1	Press Release of the Company, dated November 16, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 19, 2009

Cardo Medical, Inc.

By: /s/ Derrick Romine

Derrick Romine
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1

Form of Registration Rights Agreement by and among Cardo Medical, Inc. and the purchasers signatory thereto (filed as Exhibit 10.1 to the Company's Form 8-K filed on October 29, 2009 and incorporated herein by reference).

99.1	Press Release of the Company, dated November 16, 2009. Also provided in PDF format as a courtesy.